LEGG MASON LIMITED DURATION BOND PORTFOLIO
LEGG MASON INVESTMENT GRADE INCOME PORTFOLIO

(each a series of Legg Mason Income Trust, Inc.)

Supplement to the Prospectus dated May 1, 2009

The following replaces the section of the Prospectus on page 22 entitled “Portfolio Management: Limited Duration Bond” and “Portfolio Management: Investment Grade Income.”

Limited Duration Bond. Limited Duration is managed by a team of portfolio managers, sector specialists and other investment professionals led by S. Kenneth Leech, Stephen A. Walsh, and Andrea A. Mack. Messrs. Leech and Walsh and Ms. Mack have served as portfolio managers for Western Asset for at least the past 5 years.

Mr. Leech, Mr. Walsh, and Ms. Mack serve as co-team leaders responsible for day-to-day strategic oversight of the fund’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the fund invests. As portfolio managers, their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions. Mr. Leech and Mr. Walsh have served as portfolio managers to the fund since its inception and Ms. Mack has served as portfolio manager of the fund since 2009.

Investment Grade Income. Investment Grade Income is managed by a team of portfolio managers, sector specialists and other investment professionals led by S. Kenneth Leech, Stephen A. Walsh and Jeffrey D. Van Schaick. Messrs. Leech, Walsh and Van Schaick have served as portfolio managers for Western Asset for over 5 years.

Mr. Leech, Mr. Walsh, and Mr. Van Schaick serve as co-team leaders responsible for day-to-day strategic oversight of the fund’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the fund invests. As portfolio managers, their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions. Mr. Leech and Mr. Walsh have served as portfolio managers to the fund since its inception and Mr. Van Schaick has served as portfolio manager of the fund since 1987.

The funds’ Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund they advise.

You should retain this supplement with your prospectus for future reference.

This supplement is dated June 4, 2009.

LMFX___________